UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Annual Report

to Shareholders

DWS Global Inflation Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
13 Consolidated Investment Portfolio
21 Consolidated Statement of Assets and Liabilities
23 Consolidated Statement of Operations
25 Consolidated Statement of Changes in Net Assets
26 Consolidated Financial Highlights
31 Notes to Consolidated Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Information About Your Fund's Expenses
53 Tax Information
54 Advisory Agreement Board Considerations and Fee Evaluation
59 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,
Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

DWS Global Inflation Fund produced a total return of -8.95% for the 12 months ended September 30, 2013. The fund's benchmark, the Barclays U.S. Treasury: U.S. TIPS Index, produced a total return of -6.10% for the same period.

As the fiscal period opened, the European debt crisis was beginning to recede to some degree as a concern for global markets. The U.S. Federal Reserve Board (the Fed) continued to provide support to the economy in the form of measures designed to produce extraordinarily low interest rates. U.S. fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Markets seemed to anticipate a reasonable resolution and credit-sensitive sectors continued their trend of outperformance. This "search for yield" theme on the part of investors remained in place following the resolution at year-end of the U.S. "fiscal cliff" wrangling. Positive sentiment for risk assets was further supported by continued improvement in key housing and employment measures.

As 2013 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the economy. Speculation increased over the extent to which the Fed would continue to support interest rates at recent levels. The negative sentiment intensified in late June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program.

"As with other fixed-income instruments, TIPS prices were impacted negatively by the backdrop of rising interest rates."

In mid-September 2013, the Fed backed off of its earlier guidance, and suggested that the inevitable reduction of its support for the bond market would likely not begin until sometime in 2014. Long rates eased in response, but still ended the fiscal period well above where they started.

U.S. Treasury yields ended the period higher all along the yield curve, rising from historically low levels. Specifically, the two-year yield went from 0.23% to 0.33%, the five-year from 0.62% to 1.39%, the 10-year from 1.65% to 2.64% and the 30-year from 2.82% to 3.69%.

As with other fixed-income instruments, TIPS prices were impacted negatively by the backdrop of rising interest rates. TIPS as an asset class were hurt by rate increases to an even greater degree than nominal U.S. Treasuries because of their longer overall duration and corresponding interest rate sensitivity. In addition, TIPS valuations were undermined as investors lowered inflation expectations over the course of the 12 months.

How Inflation-Indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is Treasury Inflation- Protected Securities (TIPS). With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Urban Consumer Price Index (CPI-U) or a comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.
If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).
If inflation is again 3% the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).
If there was 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060.90 x 0.97) and the interest payment would be $41.16 (4% of $1,029.07).

The example above is hypothetical and is not intended to represent performance of any DWS fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive and Negative Contributors to Performance

The fund's absolute performance largely reflects the negative returns of the TIPS market over the 12 months ended September 30, 2013. The fund lagged behind its benchmark for most of the year. The main drivers for the underperformance are three-fold. The first is that the impact of the increase in interest rates over the period had disproportionate impact on the pricing for mortgage-backed security REITs. While we still hold the original investment thesis that in a period of rising rates driven by inflation the income from mortgage-backed securities should improve, the mark-to-market value of these securities showed much more sensitivity to rate movements than expected. As a result, we have adjusted our REIT exposure download.

Another factor in relative performance was the fund's nominal interest rate exposure. Over the 12 months, the 10-year nominal U.S. Treasury yield increased from 1.65% to 2.64%. For most of that period, the fund's overall duration and corresponding interest rate sensitivity was higher than the benchmark. Additionally, the fund underweighted shorter maturities vs. longer-maturity bonds. As the Treasury curve steepened, this curve positioning exacerbated the impact of rising rates.

Our selection of TIPS issues detracted from relative return. The fund was weighted towards lower-coupon, on-the-run (i.e., recently issued) TIPS that lagged higher-coupon, more seasoned TIPS bonds.

The fund's commodities-based exposure was a modest detractor. Other strategies employed in the fund, including global exposure from foreign treasuries and foreign sovereign bonds, provided positive performance contributions.

Outlook and Positioning

TIPS are somewhat out of favor at the moment, as the TIPS market overall is geared toward relatively long duration and investors are positioning for potential rate increases. In addition, inflation expectations remain low, as employment data does not suggest any upward pressure on wages in the near future. At the end of the quarter, the market was anticipating an inflation rate five years from now of approximately 2.5%. We view inflation as being range-bound below the Fed's target rate for the foreseeable future. On the positive side, the fears of deflation have largely subsided with the ongoing recovery in key sectors such as autos and housing. TIPS are providing positive real yields along most of the curve. If the recovery takes hold in the form of more robust employment data, we believe TIPS could be an early beneficiary.

Given the outlook for stable Fed policy and modest inflation, we will focus in the core TIPS portfolio on being opportunistic in identifying relative value along the TIPS yield curve as suggested by shifting breakeven rates. Short-maturity TIPS valuations are being driven in large part by energy prices, while longer-term TIPS are responding to Fed policy and longer-term inflation expectations.

While longer-maturity TIPS have been hurt to some extent by the decrease in inflation expectations, long-run inflation expectations tend to be stable and we expect the performance of these bonds will be more affected by changes in risk appetite. We expect a slow and gradual recovery to continue even as nominal rates swing up and down on Fed-related speculation.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Terms to Know

The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns do not reflect fees or expenses and it is not possible to invest directly into the Barclays U.S. Treasury: U.S. TIPS Index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Urban Consumer Price Index (CPI-U) measures the changes in the price of goods and services purchased by urban consumers.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Real Estate Investment Trusts (REITS) are securities that sell like a stock on major exchanges, but that invest in real estate directly either through properties or mortgages.

Performance Summary September 30, 2013 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	-8.95%	3.89%	4.00%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-11.46%	3.31%	3.65%
Barclays U.S. Treasury: U.S. TIPS Index†	-6.10%	5.31%	5.11%
Class B	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	-9.55%	3.09%	3.22%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-12.21%	2.92%	3.22%
Barclays U.S. Treasury: U.S. TIPS Index†	-6.10%	5.31%	5.11%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	-9.62%	3.11%	3.23%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-9.62%	3.11%	3.23%
Barclays U.S. Treasury: U.S. TIPS Index†	-6.10%	5.31%	5.11%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/13
No Sales Charges	-8.70%	4.14%	4.21%
Barclays U.S. Treasury: U.S. TIPS Index†	-6.10%	5.31%	5.11%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/13
No Sales Charges	-8.69%	4.16%	4.28%
Barclays U.S. Treasury: U.S. TIPS Index†	-6.10%	5.31%	5.11%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.00%, 1.81%, 1.74%, 0.84% and 0.63% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. The performance shown for the index is for the time period of July 31, 2005 through September 30, 2013, which is based on the performance period of the life of the Fund.

† The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
9/30/13	$10.04	$10.10	$10.11	$10.01	$10.01
9/30/12	$11.25	$11.36	$11.38	$11.21	$11.22
Distribution Information as of 9/30/13
Income Dividends, Twelve Months	$.04	$.01	$.01	$.06	$.07
Capital Gain Distributions, Twelve Months	$.18	$.18	$.18	$.18	$.18

Consolidated Investment Portfolio as of September 30, 2013
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 94.7%
Sovereign Bonds 1.2%
Norway Government Bond, Series 475, 2.0%, 5/24/2023	NOK	11,204,000	1,734,854
U.S. Treasury Obligations 93.5%
U.S. Treasury Inflation-Indexed Bonds:
0.625%, 2/15/2043		3,048,030	2,498,909
0.75%, 2/15/2042		4,652,010	3,981,465
1.75%, 1/15/2028		11,707,710	13,109,896
2.125%, 2/15/2040		4,863,375	5,754,739
2.5%, 1/15/2029		5,440,000	6,686,527
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2016		5,820,540	5,973,329
0.125%, 4/15/2017		4,113,800	4,242,035
0.125%, 7/15/2022		22,347,160	22,011,953
0.375%, 7/15/2023		18,067,680	17,974,523
0.625%, 7/15/2021		4,145,680	4,315,068
1.125%, 1/15/2021		14,415,840	15,521,809
1.25%, 4/15/2014		3,311,280	3,338,184
1.375%, 7/15/2018 (b)		6,499,500	7,134,215
1.375%, 1/15/2020		13,718,794	15,047,802
1.625%, 1/15/2018		4,850,337	5,330,443
2.0%, 7/15/2014		1,858,860	1,905,767
U.S. Treasury Note, 0.75%, 6/15/2014 (c) (d)		6,000,000	6,027,654
			140,854,318
Total Government & Agency Obligations (Cost $141,562,519)			142,589,172

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017		39,038	41,040
Federal National Mortgage Association, 9.0%, 3/1/2020		22,614	25,504
Total Mortgage-Backed Securities Pass-Throughs (Cost $64,743)			66,544

Asset-Backed 1.4%
Home Equity Loans
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.322%*, 1/15/2037		670,255	580,183
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.229%*, 12/25/2034		1,547,583	1,522,425
Total Asset-Backed (Cost $1,946,983)			2,102,608
Collateralized Mortgage Obligation 0.5%
Residential Asset Securitization Trust, "1A2", Series 2003-A15, 0.634%*, 2/25/2034 (Cost $747,874)		794,554	753,174

Short-Term U.S. Treasury Obligations 2.1%
U.S. Treasury Bills:
0.02%**, 2/13/2014 (e)		1,150,000	1,149,936
0.073%**, 8/21/2014		1,000,000	999,343
0.146%**, 6/26/2014 (c)		1,000,000	999,608
Total Short-Term U.S. Treasury Obligations (Cost $3,148,174)			3,148,887

	Shares	Value ($)

Common Stocks 0.4%
Financials
American Capital Agency Corp. (REIT) (b)	15,000	338,550
American Capital Mortgage Investment Corp. (REIT)	15,000	296,400
Total Common Stocks (Cost $710,682)		634,950

Securities Lending Collateral 5.0%
Daily Assets Fund Institutional, 0.09% (f) (g) (Cost $7,544,977)	7,544,977	7,544,977

Cash Equivalents 1.1%
Central Cash Management Fund, 0.05% (f) (Cost $1,634,617)	1,634,617	1,634,617

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $157,360,569)†	105.2	158,474,929
Other Assets and Liabilities, Net	(5.2)	(7,899,080)
Net Assets	100.0	150,575,849

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $157,886,659. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $588,270. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,113,194 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,524,924.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2013 amounted to $6,924,463, which is 4.6% of net assets.

(c) At September 30, 2013, this security has been pledged, in whole or in part, as collateral for open bilateral swap contracts.

(d) At September 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for centrally cleared swap contracts.

(e) At September 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At September 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	CAD	12/18/2013	10	1,258,580	17,280
3 Month Euro Euribor Interest Rate Futures	EUR	9/15/2014	2	673,584	1,183
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	9/15/2014	3	828,827	995
3 Month Euroyen Futures	JPY	9/12/2014	3	761,178	229
3 Month Sterling (Short Sterling) Interest Rate Futures	GBP	9/17/2014	4	803,542	1,295
30 Year U.S. Treasury Bond	USD	12/19/2013	50	6,668,750	148,438
90 Day Eurodollar	USD	9/15/2014	3	746,813	1,763
ASX 90 Day Bank Accepted Bills	AUD	9/11/2014	3	2,780,532	1,566
Ultra Long U.S. Treasury Bond	USD	12/19/2013	34	4,831,188	109,074
Total unrealized appreciation					281,823

At September 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2013	103	13,018,234	(315,523)
5 Year U.S. Treasury Note	USD	12/31/2013	101	12,225,734	(94,402)
Federal Republic of Germany Euro-Bund	EUR	12/6/2013	5	950,377	(26,922)
Total unrealized depreciation					(436,847)

At September 30, 2013, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (h)
Call Options Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	5,300,000	1	5/9/2014	39,088	(133,772)
Put Options Pay Fixed — 2.064% - Receive Floating — LIBOR	5/13/2014 5/13/2044	5,300,000	1	5/9/2014	39,087	(1,188)
Total					78,175	(134,960)

(h) Unrealized depreciation on written options on interest rate swap contracts at September 30, 2013 was $56,785.

At September 30, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
7/5/2014 7/5/2016	40,000,000	5	Floating — LIBOR	Fixed — 1.042%	170,644	171,748
7/5/2014 7/5/2024	8,000,000	5	Fixed — 3.118%	Floating — LIBOR	(10,199)	6,918
5/13/2014 5/13/2044	5,300,000	2	Fixed — 4.064%	Floating — LIBOR	(279,674)	(217,133)
Total net unrealized depreciation						(38,467)

At September 30, 2013, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (i)
Long Positions
10/15/2013	277,000	3	0.57%	Barclays-Commodity Strategy 1610 Index	2,939
10/15/2013	237,000	4	0.2%	BNP Paribas 03 Alpha Index	1,443
10/15/2013	277,200	5	0.44%	Citi Commodity Term Structure Alpha II	2,413
10/15/2013	92,400	6	0.23%	Dow Jones-UBS Commodity Index 2-4-6 Month Forward Blend	(674)
10/15/2013	1,527,000	7	0.175%	Dow Jones-UBS Commodity Index 3 Month Forward	(11,803)
10/15/2013	32,000	8	0.19%	Dow Jones-UBS Commodity Index 3 Month Forward	(249)
10/15/2013	169,000	9	0.43%	Goldman Dow Jones-UBS Commodity Excess Return E177 Strategy Index	(2,046)
10/15/2013	5,000	8	0.46%	JPMorgan Alterative Benchmark Enhanced Beta Select Excess Return Index	(37)
10/15/2013	213,000	8	0.65%	JPMorgan Seasonal Commodity Spread Index	299
10/15/2013	74,000	10	0.44%	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	24
10/15/2013	74,000	10	0.39%	Merrill Lynch Commodity Index eXtra LDA Long/Short Index	173
10/15/2013	107,800	11	0.143%	UBS Custom Commodity Index	162
Short Positions
10/15/2013	142,000	8	0.05%	Dow Jones-UBS Commodity Index	1,963
10/15/2013	123,200	4	0.0%	Dow Jones-UBS Commodity Index	1,706
10/15/2013	1,545,000	7	0.0%	Dow Jones-UBS Commodity Index	21,389
Total net unrealized appreciation					17,702

(i) There are no upfront payments on commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 Nomura International PLC

2 Morgan Stanley

3 Barclays Bank PLC

4 BNP Paribas

5 Citigroup, Inc.

6 Canadian Imperial Bank of Commerce

7 Macquarie Bank Ltd.

8 JPMorgan Chase Securities, Inc.

9 The Goldman Sachs & Co.

10 Bank of America

11 UBS AG

LIBOR: London Interbank Offered Rate

As of September 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,512,045	JPY	250,000,000	10/7/2013	31,390	Nomura International PLC
AUD	2,447,196	EUR	1,700,000	10/16/2013	19,035	Barclays Bank PLC
NOK	10,630,000	USD	1,790,426	10/24/2013	24,103	UBS AG
Total unrealized appreciation					74,528

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
JPY	250,000,000	USD	2,496,081	10/7/2013	(47,354)	Citigroup, Inc.
NZD	3,200,000	USD	2,572,918	10/15/2013	(82,495)	Citigroup, Inc.
USD	1,765,013	SGD	2,200,000	10/24/2013	(11,340)	JPMorgan Chase Securities, Inc.
CAD	2,400,000	USD	2,326,104	10/24/2013	(2,571)	Barclays Bank PLC
KRW	2,189,000,000	USD	2,031,837	10/24/2013	(2,156)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(145,916)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
KRW South Korean Won
NOK Norwegian Krone
NZD New Zealand Dollar
SGD Singapore Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, credit default swap contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contacts and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Government & Agency Obligations	$—	$142,589,172	$—	$142,589,172
Mortgage-Backed Securities Pass-Throughs	—	66,544	—	66,544
Asset-Backed	—	2,102,608	—	2,102,608
Collateralized Mortgage Obligation	—	753,174	—	753,174
Short-Term U.S. Treasury Obligations	—	3,148,887	—	3,148,887
Common Stocks	634,950	—	—	634,950
Short-Term Investments (j)	9,179,594	—	—	9,179,594
Derivatives (k)
Futures Contracts	281,823	—	—	281,823
Interest Rate Swap Contracts	—	178,666	—	178,666
Commodity-Linked Swap Contracts	—	32,511	—	32,511
Forward Foreign Currency Exchange Contracts	—	74,528	—	74,528
Total	$10,096,367	$148,946,090	$—	$159,042,457
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Written Options	$—	$(134,960)	$—	$(134,960)
Futures Contracts	(436,847)	—	—	(436,847)
Interest Rate Swap Contracts	—	(217,133)	—	(217,133)
Commodity-Linked Swap Contracts	—	(14,809)	—	(14,809)
Forward Foreign Currency Exchange Contracts	—	(145,916)		(145,916)
Total	$(436,847)	$(512,818)	$—	$(949,665)

There have been no transfers between fair value measurement levels during the year ended September 30, 2013.

(j) See Consolidated Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of September 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $148,180,975) — including $6,924,463 of securities loaned	$149,295,335
Investment in Daily Assets Fund Institutional (cost $7,544,977)*	7,544,977
Investment in Central Cash Management Fund (cost $1,634,617)	1,634,617
Total investments in securities, at value (cost $157,360,569)	158,474,929
Foreign currency, at value (cost $18,559)	18,584
Receivable for Fund shares sold	5,307
Dividends receivable	22,500
Interest receivable	289,907
Receivable for variation margin on centrally cleared swaps	40,723
Unrealized appreciation on swap contracts	32,511
Unrealized appreciation on forward foreign currency exchange contracts	74,528
Other assets	25,383
Total assets	158,984,372
Liabilities
Cash overdraft	9,491
Payable upon return of securities loaned	7,544,977
Payable for Fund shares redeemed	319,430
Payable for variation margin on futures contracts	21,401
Options written, at value (premium received $78,175)	134,960
Unrealized depreciation on swap contracts	14,809
Unrealized depreciation on forward foreign currency exchange contracts	145,916
Accrued management fee	44,982
Accrued Trustees' fees	2,671
Other accrued expenses and payables	169,886
Total liabilities	8,408,523
Net assets, at value	$150,575,849

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of September 30, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	1,756,558
Net unrealized appreciation (depreciation) on: Investments	1,114,360
Swap contracts	(20,765)
Futures	(155,024)
Foreign currency	(71,511)
Written options	(56,785)
Accumulated net realized gain (loss)	(7,587,100)
Paid-in capital	155,596,116
Net assets, at value	$150,575,849
Net Asset Value
Class A Net Asset Value and redemption price per share ($18,861,466 ÷ 1,878,268 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.04
Maximum offering price per share (100 ÷ 97.25 of $10.04)	$10.32
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($761,299 ÷ 75,394 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.10
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,737,780 ÷ 1,062,288 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.11
Class S Net Asset Value, offering and redemption price per share ($9,870,926 ÷ 986,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.01
Institutional Class Net Asset Value, offering and redemption price per share ($110,344,378 ÷ 11,025,561 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.01

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended September 30, 2013
Investment Income
Income: Interest	$4,071,308
Dividends	928,700
Income distributions — Central Cash Management Fund	12,186
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,370
Total income	5,026,564
Expenses: Management fee	962,483
Administration fee	240,621
Services to shareholders	153,461
Distribution and service fees	245,596
Custodian fee	40,295
Professional fees	100,959
Reports to shareholders	53,838
Registration fees	68,739
Trustees' fees and expenses	10,694
Other	23,370
Total expenses before expense reductions	1,900,056
Expense reductions	(153,801)
Total expenses after expense reductions	1,746,255
Net investment income (loss)	3,280,309
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,008,832)
Swap contracts	(312,582)
Futures	(102,676)
Written options	145,781
Foreign currency	(588,686)
(7,866,995)
Change in net unrealized appreciation (depreciation) on: Investments	(19,292,028)
Swap contracts	48,291
Futures	(487,926)
Written options	(56,785)
Foreign currency	(81,878)
(19,870,326)
Net gain (loss)	(27,737,321)
Net increase (decrease) in net assets resulting from operations	$(24,457,012)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$3,280,309	$2,216,943
Net realized gain (loss)	(7,866,995)	4,775,039
Change in net unrealized appreciation (depreciation)	(19,870,326)	12,515,593
Net increase (decrease) in net assets resulting from operations	(24,457,012)	19,507,575
Distributions to shareholders: Net investment income: Class A	(80,435)	(1,234,723)
Class B	(905)	(39,885)
Class C	(11,320)	(347,506)
Class S	(121,081)	(949,654)
Institutional Class	(1,028,037)	(4,421,091)
Net realized gains: Class A	(644,492)	(1,791,032)
Class B	(25,134)	(74,612)
Class C	(351,454)	(600,125)
Class S	(681,710)	(1,207,186)
Institutional Class	(2,755,996)	(5,529,317)
Total distributions	(5,700,564)	(16,195,131)
Fund share transactions: Proceeds from shares sold	66,092,783	95,995,386
Reinvestment of distributions	5,534,811	15,366,230
Payments for shares redeemed	(145,679,457)	(94,441,195)
Net increase (decrease) in net assets from Fund share transactions	(74,051,863)	16,920,421
Increase (decrease) in net assets	(104,209,439)	20,232,865
Net assets at beginning of period	254,785,288	234,552,423
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment of $1,756,558 and $12,767, respectively)	$150,575,849	$254,785,288

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended September 30,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.25	$11.11	$10.39	$9.65	$10.09
Income (loss) from investment operations: Net investment incomea	.14	.08	.31	.15	.06
Net realized and unrealized gain (loss)	(1.13)	.79	.64	.73	.20
Total from investment operations	(.99)	.87	.95	.88	.26
Less distributions from: Net investment income	(.04)	(.31)	(.23)	(.14)	(.45)
Net realized gains	(.18)	(.42)	—	—	(.15)
Tax return of capital	—	—	—	—	(.10)
Total distributions	(.22)	(.73)	(.23)	(.14)	(.70)
Net asset value, end of period	$10.04	$11.25	$11.11	$10.39	$9.65
Total Return (%)b,c	(8.95)	8.23	9.11	9.15	3.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	41	41	31	23
Ratio of expenses before expense reductions (%)	1.00	1.00	1.00	1.05	1.14
Ratio of expenses after expense reductions (%)	.87	.98	.91	.90	.91
Ratio of net investment income (%)	1.28	.73	2.91	1.52	.61
Portfolio turnover rate (%)	104	80	118	237	114
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.36	$11.23	$10.51	$9.76	$10.13
Income (loss) from investment operations: Net investment income (loss)a	.06	(.00 )*	.23	.07	(.01)
Net realized and unrealized gain (loss)	(1.13)	.78	.64	.74	.20
Total from investment operations	(1.07)	.78	.87	.81	.19
Less distributions from: Net investment income	(.01)	(.23)	(.15)	(.06)	(.31)
Net realized gains	(.18)	(.42)	—	—	(.15)
Tax return of capital	—	—	—	—	(.10)
Total distributions	(.19)	(.65)	(.15)	(.06)	(.56)
Net asset value, end of period	$10.10	$11.36	$11.23	$10.51	$9.76
Total Return (%)b,c	(9.55)	7.26	8.31	8.36	2.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	3	3
Ratio of expenses before expense reductions (%)	1.80	1.81	1.81	1.86	1.96
Ratio of expenses after expense reductions (%)	1.62	1.76	1.66	1.65	1.66
Ratio of net investment income (loss) (%)	.53	(.01)	2.16	.77	(.14)
Portfolio turnover rate (%)	104	80	118	237	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.38	$11.24	$10.52	$9.76	$10.14
Income (loss) from investment operations: Net investment incomea	.06	.00 *	.23	.07	(.01)
Net realized and unrealized gain (loss)	(1.14)	.79	.64	.75	.19
Total from investment operations	(1.08)	.79	.87	.82	.18
Less distributions from: Net investment income	(.01)	(.23)	(.15)	(.06)	(.31)
Net realized gains	(.18)	(.42)	—	—	(.15)
Tax return of capital	—	—	—	—	(.10)
Total distributions	(.19)	(.65)	(.15)	(.06)	(.56)
Net asset value, end of period	$10.11	$11.38	$11.24	$10.52	$9.76
Total Return (%)b,c	(9.62)	7.45	8.21	8.46	2.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	22	16	14	12
Ratio of expenses before expense reductions (%)	1.75	1.74	1.73	1.80	1.89
Ratio of expenses after expense reductions (%)	1.62	1.73	1.66	1.65	1.66
Ratio of net investment income (%)	.59	.01	2.16	.77	(.14)
Portfolio turnover rate (%)	104	80	118	237	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.21	$11.07	$10.36	$9.62	$10.08
Income (loss) from investment operations: Net investment incomea	.16	.09	.34	.18	.08
Net realized and unrealized gain (loss)	(1.12)	.80	.62	.72	.20
Total from investment operations	(.96)	.89	.96	.90	.28
Less distributions from: Net investment income	(.06)	(.33)	(.25)	(.16)	(.49)
Net realized gains	(.18)	(.42)	—	—	(.15)
Tax return of capital	—	—	—	—	(.10)
Total distributions	(.24)	(.75)	(.25)	(.16)	(.74)
Net asset value, end of period	$10.01	$11.21	$11.07	$10.36	$9.62
Total Return (%)b	(8.70)	8.39	9.41	9.44	3.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	41	29	23	19
Ratio of expenses before expense reductions (%)	.86	.84	.84	.94	.98
Ratio of expenses after expense reductions (%)	.62	.79	.66	.65	.67
Ratio of net investment income (%)	1.50	.85	3.16	1.77	.85
Portfolio turnover rate (%)	104	80	118	237	114
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$11.22		$11.07	$10.36	$9.62		$10.09
Income (loss) from investment operations: Net investment incomea	.15		.12	.34	.18		.08
Net realized and unrealized gain (loss)	(1.11)		.78	.63	.72		.19
Total from investment operations	(.96)		.90	.97	.90		.27
Less distributions from: Net investment income	(.07)		(.33)	(.26)	(.16)		(.49)
Net realized gains	(.18)		(.42)	—	—		(.15)
Tax return of capital	—		—	—	—		(.10)
Total distributions	(.25)		(.75)	(.26)	(.16)		(.74)
Net asset value, end of period	$10.01		$11.22	$11.07	$10.36		$9.62
Total Return (%)	(8.69	)b	8.54	9.42	9.44	b	3.31	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110		149	146	143		90
Ratio of expenses before expense reductions (%)	.63		.63	.63	.68		.75
Ratio of expenses after expense reductions (%)	.62		.63	.63	.65		.66
Ratio of net investment income (%)	1.43		1.10	3.19	1.77		.86
Portfolio turnover rate (%)	104		80	118	237		114
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Inflation Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2013, the Fund's investment in the Subsidiary was $2,067,917, representing 1.37% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the consolidated financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's consolidated financial statements and will include the required disclosures in the semiannual shareholder report as of March 31, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At September 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $7,235,000 of post-enactment short-term losses which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,696,512
Capital loss carryforwards	$(7,235,000)
Net unrealized appreciation (depreciation) on investments	$588,270

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2013	2012
Distributions from ordinary income*	$4,568,898	$7,334,500
Distributions from long-term capital gains	$1,131,666	$8,860,631

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $48,400,000 to $53,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Consolidated Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Consolidated Statement of Operations.

There were no open credit default swap contract as of September 30, 2013. For the year ended September 30, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $5,000,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $7,500,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended September 30, 2013, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of September 30, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2013, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $3,085,000 to $42,444,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from $0 to approximately $2,639,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2013, the Fund entered into interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities. In addition, as part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets. Effective on or about May 31, 2013, the Fund no longer utilized the GTAA strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $19,353,000 to $123,631,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $1,320,000 to $118,517,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2013, the Fund entered into options on interest rate futures and interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased option contracts as of September 30, 2013. A summary of open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2013, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $377,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $3,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2013, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, as part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund entered into forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Effective on or about May 31, 2013, the Fund no longer utilized the GTAA strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $43,048,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $39,801,000. The investment in forward currency contracts long vs. other currencies sold had a total contract value generally indicative of a range from $0 to $15,744,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2013 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$178,666	$281,823	$460,489
Commodity Contracts (b)	—	32,511	—	32,511
Foreign Exchange Contracts (c)	74,528	—	—	74,528
	$74,528	$211,177	$281,823	$567,528
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liabilities Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(134,960)	$—	$(217,133)	$(436,847)	$(788,940)
Commodity Contracts (b)	—	—	(14,809)	—	(14,809)
Foreign Exchange Contracts (c)	—	(145,916)	—	—	(145,916)
	$(134,960)	$(145,916)	$(231,942)	$(436,847)	$(949,665)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on swap contracts
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2013 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(39,400)	$145,781	$—	$69,317	$15,247	$190,945
Credit Contracts (a)	—	—	—	143,356	—	143,356
Commodity Contracts (a)	—	—	—	(525,255)	(117,923)	(643,178)
Foreign Exchange Contracts (b)	—	—	(486,517)	—	—	(486,517)
	$(39,400)	$145,781	$(486,517)	$(312,582)	$(102,676)	$(795,394)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(56,785)	$—	$1,123	$(487,926)	$(543,588)
Credit Contracts (a)	—	—	(1,800)	—	(1,800)
Commodity Contracts (a)	—	—	48,968	—	48,968
Foreign Exchange Contracts (b)	—	(82,355)	—	—	(82,355)
	$(56,785)	$(82,355)	$48,291	$(487,926)	$(578,775)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $12,004,522 and $9,677,378, respectively. Purchases and sales of U.S. Treasury obligations aggregated $221,220,399 and $272,781,528, respectively.

For the year ended September 30, 2013, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	17,200,110	251,025
Options closed	(6,600,048)	(122,475)
Options expired	(62)	(50,375)
Outstanding, end of period	10,600,000	$78,175

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective on or about May 31, 2013, QS Investors no longer serves as subadvisor to the Fund, and the Fund no longer utilizes the GTAA strategy.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period from October 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.87%
Class B	1.62%
Class C	1.62%
Class S	.62%
Institutional Class	.62%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

Accordingly, for the year ended September 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $14,725, and the amount charged aggregated $947,758, which was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2013, the Administration Fee was $240,621, of which $13,005 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Service Provider Fees	Total Aggregated	Waived	Unpaid at September 30, 2013
Class A	$14,900	$14,613	$251
Class B	888	877	11
Class C	4,249	4,107	142
Class S	13,546	13,270	276
Institutional Class	6,250	4,767	98
	$39,833	$37,634	$778

For the year ended September 30, 2013, the Advisor reimbursed $59,623 and $1,862 of sub-recordkeeping expenses for Class S shares and Institutional shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$9,558	$519
Class C	116,478	6,664
	$126,036	$7,183

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2013	Annual Effective Rate
Class A	$77,626	$23,771	$7,864	.17%
Class B	3,158	1,356	868	.14%
Class C	38,776	14,830	2,360	.15%
	$119,560	$39,957	$11,092

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2013 aggregated $3,652.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2013, the CDSC for Class B and Class C shares aggregated $3,529 and $1,930, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2013, DIDI received $568 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2013, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $19,880, of which $8,948 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective November 29, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from November 29, 2012 through September 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,530.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2013, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held approximately 26% and 35% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	548,034	$6,019,258	2,154,368	$23,818,413
Class B	2,019	21,874	8,931	100,409
Class C	149,114	1,627,349	824,953	9,242,009
Class S	964,075	10,565,804	2,511,909	27,667,027
Institutional Class	4,337,465	47,858,498	3,191,586	35,167,528
		$66,092,783		$95,995,386
Shares issued to shareholders in reinvestment of distributions
Class A	62,854	$694,400	257,529	$2,786,601
Class B	2,141	24,062	9,550	104,390
Class C	24,422	275,303	62,373	682,172
Class S	68,837	758,947	170,935	1,844,700
Institutional Class	346,647	3,782,099	921,756	9,948,367
		$5,534,811		$15,366,230
Shares redeemed
Class A	(2,356,836)	$(25,094,418)	(2,481,467)	$(27,168,375)
Class B	(70,751)	(752,900)	(61,582)	(683,183)
Class C	(1,051,980)	(11,500,880)	(328,116)	(3,661,213)
Class S	(3,731,836)	(38,504,418)	(1,659,271)	(18,205,338)
Institutional Class	(6,944,034)	(69,826,841)	(4,060,267)	(44,723,086)
		$(145,679,457)		$(94,441,195)
Net increase (decrease)
Class A	(1,745,948)	$(18,380,760)	(69,570)	$(563,361)
Class B	(66,591)	(706,964)	(43,101)	(478,384)
Class C	(878,444)	(9,598,228)	559,210	6,262,968
Class S	(2,698,924)	(27,179,667)	1,023,573	11,306,389
Institutional Class	(2,259,922)	(18,186,244)	53,075	392,809
		$(74,051,863)		$16,920,421

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and the Shareholders of DWS Global Inflation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Inflation Fund (the "Fund") and its subsidiary at September 30, 2013, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 26, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$914.30	$911.60	$911.70	$916.30	$915.90
Expenses Paid per $1,000*	$4.18	$7.76	$7.76	$2.98	$2.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,020.71	$1,016.95	$1,016.95	$1,021.96	$1,021.96
Expenses Paid per $1,000*	$4.41	$8.19	$8.19	$3.14	$3.14

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Fund	.87%	1.62%	1.62%	.62%	.62%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.05 per share from net long-term capital gains during its year ended September 30, 2013, of which 100% represents 15% rate gains.

A total of 77% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

For federal income tax purposes, the Fund designates $1,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Inflation Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013 and Executive Vice President since 2013
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall10,11 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 Effective October 25, 2013, Mr. Woods, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods was an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods received no compensation from the fund. Mr. Woods was a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

10 Address: 222 South Riverside Plaza, Chicago, IL 60606.

11 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Share Price	To obtain the fund's most recent share price, go to dws-investments.com or call (800) 728-3337.
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DGIPF-2
(R-024415-3 11/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL INFLATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$74,531	$0	$0	$0
2012	$73,498	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Fund, a series of DWS Income Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013